UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2015

Horsehead Holding Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-33658	20-0447377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4955 Steubenville Pike, Suite 405
Pittsburgh, Pennsylvania  15205
(Address of principal executive offices, including  zip code)

724-774-1020
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

         On July 6, 2015, Horsehead Holding Corp.'s (the "Company") wholly owned direct and indirect subsidiaries, the International Metals Reclamation Company, LLC ("INMETCO"), Horsehead Corporation and Horsehead Metal Products, LLC, entered into a new secured revolving credit facility (the "Revolving Credit Facility") with Macquarie Bank Limited, maturing on May 15, 2017. The new facility replaces the maximum aggregate $80 million principal amount of two credit facilities to which these subsidiaries previously were parties. It is in the same maximum principal amount, and is secured by the same collateral of such subsidiaries. However, the new credit facility accommodates a broader borrowing base than such previous credit facilities, adding approximately $30 million of additional availability.

The Revolving Credit Facility provides for a twenty three month secured revolving credit facility in an aggregate principal amount of up to $80.0 million. The aggregate amount of loans permitted to be made under the revolving credit facility may not exceed a borrowing base of $80 million.

The Revolving Credit Facility contains customary restrictive negative covenants as well as customary reporting and other affirmative covenants.

The description of the Revolving Credit Facility is not intended to be complete and is qualified in its entirety by the complete text of the Revolving Credit Facility, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01     Other Events.

On July 7, 2015, the Company issued a press release announcing that its wholly owned direct and indirect subsidiaries, INMETCO, Horsehead Corporation and Horsehead Metal Products, LLC, entered into a new secured revolving credit facility with Macquarie Bank Limited, maturing on May 15, 2017.

Item 9.01     Financial Statements and Exhibits.

(d)        Exhibits

The list of exhibits in the Exhibit Index to this report is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on July 7, 2015.

HORSEHEAD HOLDING CORP.

By:	/s/ Robert D. Scherich
	Name:	Robert D. Scherich
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Credit Agreement, dated as of June 30, 2015, by and among Horsehead Corporation, The International Metals Reclamation Company, LLC and Horsehead Metal Products, LLC as Borrowers, the lenders from time to time party hereto, as Lenders, and Macquarie Bank Limited, as Administrative Agent and Sole Arranger

99.1	Press Release, dated July 7, 2015